National Life Insurance Company

National Variable Annuity Account II

Supplement dated May 5, 2011

to the Prospectus dated May 1, 2011

for the Sentinel Advantage Variable Annuity Contract

Under the “Summary of Contract Expenses -- Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)” annual expenses table on page 6 of the Prospectus, any reference to the Sentinel VPT Money Market Fund is deleted.

Under the “Summary of Contract Expenses -- Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)” annual expenses table on page 7 of the Prospectus, the following underlying fund annual expenses information is added after Fidelity VIP® Mid-Cap Portfolio – Initial Class:

Fund	Management Fee	12b-1 Fees	Other Expenses	Acquired Fund Fees	Gross Total Annual Expenses	Waivers, Reimbursements, and Recoupment	Net Total Annual Expenses
Fidelity VIP®
Money Market Portfolio-Service Class	0.18%	0.10%	0.09%	0.00%	0.37%	0.00%	0.37%

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.